Fees Summary	May 01, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 2,000,000,000
Previously Paid Amount	0
Total Fee Amount	306,200
Total Offset Amount	150,311
Net Fee	$ 155,889